SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


   Date of Report (Date of earliest event reported) November 22, 2000
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


  Pennsylvania                     0-10822                  25-1229323
 (State of other jurisdiction    (Commission File Number)     (IRS Employer
  of incorporation)                                        Identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (412) 429-0673




     _________________________________________________________
               (Former name or former address,
                if changes since last report.)












Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. announced today that Dave McMurry has been named president of its Biocontrol Technology division, effective immediately. Mr. McMurry, who has been with Biocontrol for almost five years, advances from his current position of Vice
          President of Operations.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  November 22, 2000





BICO NAMES NEW PRESIDENT FOR BIOCONTROL TECHNOLOGY DIVISION

        Pittsburgh, PA - November 22, 2000 - BICO, Inc.
(OTCBB:BIKO) announced today that Dave McMurry has been
named president of its Biocontrol Technology division,
effective immediately.
     Mr. McMurry, who has been with Biocontrol for almost
five years, advances from his current position of Vice
President of Operations.  He replaces David L. Purdy who
resigned last week.
     Of the new appointment, Fred E. Cooper, CEO of BICO,
stated, "BICO is pleased to have Dave McMurry as the new
president of Biocontrol Technology.  His leadership will
provide a great deal of stability and continuity to the
company and its lead project, the development of the
Diasensorr noninvasive glucose monitor.  Dave has been
immersed in this project and will certainly be able to step
right in and lead this company and its Diasensor project,
which BICO will continue to fund and support as it has
since 1989."
     Mr. McMurry, who holds a B.S. in Engineering from the
United States Military Academy, West Point, an M.S. in
Mechanical Engineering from the University of Arkansas, and
an M.B.A. from the University of Arkansas, has worked for
Pepsi-Cola Bottling Company, Litton Industries, and Dresser
Industries in various engineering, marketing, and
manufacturing management positions.
     Mr. McMurry lives in North Huntingdon, PA, is married
and has two children.
     BICO has its corporate offices in Pittsburgh, PA and
is involved in the development and manufacture of
biomedical devices and environmental solutions.  Biocontrol
Technology, Inc., a division of BICO located in Indiana,
PA, focuses on the research, development, and manufacturing
of the Diasensor noninvasive glucose sensor and other
biomedical products
                             .
FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com